Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F/A of Lingo Media Corporation, formerly Lingo Media Inc. for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  March 11, 2008

By:

/s/  Michael P. Kraft

_____________________

Michael P. Kraft

President and Chief Executive Officer

Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F/A of Lingo Media Corporation, formerly Lingo Media Inc. for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  March 11, 2008

  By:

/s/  Khurram R. Qureshi

_______________________

Khurram R. Qureshi

Chief Financial Officer